LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated March 28, 2017 to the Prospectus dated May 1, 2016

This Supplement updates certain information in the Fund’s Prospectus. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Effective May 1, 2017 the Prospectus is amended as follows:

Goldman Sachs Asset Management, L.P. will replace UBS Asset Management (Americas) Inc. as a sub-adviser to the Fund.

The following replaces paragraphs 3 through 6 under Principal Investment Strategies on page 2 and similar text under Investment Objective and Principal Investment Strategies beginning on page 6:

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management (“Wellington”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities, GSAM uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamental-based stock selection, careful portfolio construction and efficient implementation. GSAM selects investments by using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Wellington allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington’s team of global industry analysts. In analyzing a prospective investment, Wellington utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to Wellington. Such allocations are subject to change at the discretion of the Adviser.

The following replaces the section Investment Adviser and Sub-Advisers on page 4:

Investment Adviser:          Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser:  Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Sub-Adviser:  Wellington Management Company LLP (Wellington Management”)

Investment Sub-Adviser:  SSGA Funds Management, Inc. (“SSGA FM”)

The following replaces the section Portfolio Managers beginning on page 4:

LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Amritansh Tewary	Assistant Vice President	Since May 2016
Alex Zeng	Assistant Vice President	Since November 2016

GSAM Portfolio Managers	Company Title	Experience with Fund
Osman Ali, CFA	Managing Director	Since May 2017
Len Ioffe, CFA	Managing Director	Since May 2017
Dennis Walsh	Managing Director	Since May 2017

Wellington Management Portfolio Managers	Company Title	Experience with Fund
Cheryl M. Duckworth	Vice President	Since February 2016
Mark D. Mandel	Vice President	Since February 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush	Vice President	Since May 2016
Lorne Johnson	Vice President	Since May 2016
Marin Lolic	Principal	Since May 2016

The following replaces similar text for UBS under the subsection Sub-Adviser in the section Management and Organization on page 10:

Sub-Adviser	Goldman Sachs Asset Management, L.P. (“GSAM”) has been a registered investment adviser with the SEC since 1990 and is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. The principal address of GSAM is 200 West Street, New York, New York 10282. As of December 31, 2016, GSAM, including its affiliates, had assets under supervision of approximately $1.2 trillion.

Portfolio Managers	Osman Ali, CFA, Len Ioffe, CFA, and Dennis Walsh are responsible for the day-to-day management of the portion of the Fund’s assets allocated to GSAM.

Osman Ali, CFA, Managing Director joined Goldman Sachs in 2003 and is a portfolio manager in the Quantitative Investment Strategies (“QIS”) group within GSAM. Mr. Ali serves as the lead portfolio manager and strategist for the team’s active (alpha) equity strategies. In addition, his research and portfolio management responsibilities also extend to the team’s ActiveBeta equity strategies. He has been involved in the research and implementation of QIS’ equity investment models since joining the team in 2005. Mr. Ali earned a Bachelor of Science in Computer Science from Cornell University in 2003 and a Master of Arts in Mathematics from Columbia University in 2008. He is a CFA charterholder.

Len Ioffe, CFA, Managing Director, joined GSAM in 1994 and has been a Senior Portfolio Manager in the QIS group at GSAM since 2001. Mr. Ioffe is responsible for equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing management. Mr. Ioffe earned a Master of Science with Honors in

Computer Science from St. Petersburg Polytechnic University in Russia and received an MBA from New York University’s Stern School of Business. He is a CFA charterholder.

Dennis Walsh, Managing Director, joined Goldman Sachs in 2005 and is a lead portfolio manager and co-heads research and portfolio management for the Equity Alpha business in the QIS Group within GSAM. Previously, Mr. Walsh was a senior researcher responsible for developing global stock selection models for the QIS team. Mr. Walsh earned a Bachelor of Arts in Computer Science from Dartmouth College in 2001 and a Master in Finance from Princeton University in 2009.

LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated March 28, 2017 to the Statement of Additional Information Dated May 1, 2016, as Amended July 1, 2016

This Supplement updates certain information in the Fund’s Statement of Additional Information (“SAI”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus, and SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus, SAI, and other important records.

Effective May 1, 2017, the SAI is amended as follows:

Goldman Sachs Asset Management, L.P. will replace UBS Asset Management (Americas) Inc. (“UBS”) as a sub-adviser to the Fund. All references to, and information regarding, UBS in the SAI are hereby deleted in their entirety.

The following information is added under the sub-section Sub-Advisers under the section Investment Adviser and Sub-Advisers beginning on page 68:

Fund	Sub-Adviser

LVIP Blended Large Cap Growth Managed	Goldman Sachs Asset Management, L.P.
Volatility Fund	200 West Street
New York, NY 10282

The following information is added Goldman Sachs Asset Management, L.P. in the chart under the sub-section Other Accounts Managed under the section Portfolio Managers on page 80:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Osman Ali, CFA (as of December 31, 2016)

Registered Investment Companies	16	$7,668	0	$0

Other Pooled Investment Vehicles	20	$4,382	0	$0

Other Accounts	19	$3,989	0	$0

Len Ioffe, CFA (as of December 31, 2016)

Registered Investment Companies	16	$7,668	0	$0

Other Pooled Investment Vehicles	20	$4,382	0	$0

Other Accounts	19	$3,989	0	$0

Dennis Walsh (as of December 31, 2016)

Registered Investment Companies	11	$4,982	0	$0

Other Pooled Investment Vehicles	8	$1,476	0	$0

Other Accounts	4	$512	0	$0

The following replaces the information under Appendix C – Compensation Structures and Methodologies of Portfolio Managers on page 191:

Goldman Sachs Asset Management, L.P.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmarks for the LVIP Goldman Sachs Income Builder Fund are Russell 1000 ® Value Index and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index. The benchmark for the LVIP Blended Large Cap Growth Managed Volatility Fund is Russell 1000 ® Growth Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.